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NUMBER                                                                                                                      SHARES

APT
                                                             ADVANCED
                                                               POWER
                                                            TECHNOLOGY

                                                           COMMON STOCK
INCORPORATED UNDER THE LAWS                                                                                   CUSIP  00761E  10  8
OF THE STATE OF DELAWARE                                                                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT






Is the owner of

                           fully paid and non-assessable shares, $0.01 par value, of the COMMON STOCK of
                                                  ADVANCED POWER TECHNOLOGY, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                                  ADVANCED POWER TECHNOLOGY, INC.
                                                          CORPORATE SEAL
                                                          MARCH 23, 1992
                                                             DELAWARE
         SECRETARY AND CHIEF FINANCIAL OFFICER                                     PRESIDENT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



                                                                          COUNTERSIGNED AND REGISTERED
                                                                                   AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                                                                   P.O. BOX 1596, Denver, Colorado 80201

                                                                          BY

                                                                             TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE
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                         ADVANCED POWER TECHNOLOGY, INC.

         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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         TEN COM    -as tenants in common                 UNIF GIFT MIN ACT_________Custodian__________
         TEN ENT    -as tenants by the entireties                           (Cust)             (Minor)
         JT TEN     -as joint tenants with right          Under Uniform Gifts to Minors
                     of survivorship and not as tenants   Act___________________________________________
                     in common                                               (State)
         COM PROP   -as community property
                                                          UNIF TRF MIN ACT_________Custodian (until age ___)
                                                                           (Cust)
                                                          __________under Uniform Transfers to Minors Act
                                                           (Minor)
                                                          ---------------------------------------------
                                                                              (State)
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     Additional abbreviations may also be used though not in the above list

         FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________SHARES
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________ATTORNEY
To transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

                                            X
                                            ------------------------------------

                                            X
                                            ------------------------------------
Signature(s) Guaranteed             NOTICE: The signature to
                                            this assignment must correspond with
                                            the name(s) as written upon the face
                                            of the Certificate in every
                                            particular, without alteration or
                                            enlargement or any change whatever.



By_________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (banks, Stockbrokers, savings and loan associations and credit unions with membership In an approved signature guarantee medallion program), pursuant to S.E.C. Rule
17Ad-15.